UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-3952

Date of Report (date of earliest event reported): November 22, 2004

SIBONEY CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-3952	73-0629975
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization)

325 NORTH KIRKWOOD ROAD, SUITE 300	63122
P.O. BOX 221029	(Zip Code)
ST. LOUIS, MISSOURI
(Address of principal executive offices)

(314) 822-3163
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On November 22, 2004, the Company announced that it had retained Sequoia Capital Advisors LLC, a New York-based firm, to perform certain services for the Company. The Company’s press release is filed as an exhibit to this Report.

Item 9.01.   Financial Statements and Exhibits.

      (c) The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Press Release issued by the Company on November 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2004

SIBONEY CORPORATION

By: /s/ Timothy J. Tegeler
      Timothy J. Tegeler
                                            Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company on November 22, 2004.